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                            PRUDENTIAL MUTUAL FUNDS
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                     Prudential California Municipal Fund

                      Supplement dated September 13, 2000

   The following information supplements the Prospectus of each of the Funds listed below.

ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

   On August 22, 2000, the Board of Directors/Trustees approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Funds (or their respective series) at an Annual or Special Meeting of Shareholders scheduled to be held on December 14, 2000.

Election of Directors/Trustees

   All Funds. The Board of Directors/Trustees approved a proposal to elect Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr., Richard A. Redeker, John R. Strangfeld, Jr., Nancy H. Teeters and Louis A. Weil, as Directors/Trustees of each of the Funds.

How the Fund is Managed--Manager

   All Funds. Prudential Investments Fund Management LLC (PIFM or the Manager) manages each Fund's investment operations and is responsible for supervising the Fund's subadviser, The Prudential Investment Corporation (Prudential Investments). The Board of Directors/Trustees of each Fund approved an amendment to the management contract with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if shareholders approve the amended management contract, PIFM will have the authority (1) to hire one or more additional investment advisers for a Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such advisers and Prudential Investments.

   The Board also considered an amendment to the investment advisory contract with Prudential Investments, which will be submitted to shareholders for their approval. The proposed amendment provides that PIFM may increase or decrease, without limitation, the allocation of Fund assets under the management of Prudential Investments, and
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that Prudential Investments will be compensated only with respect to assets allocated to its management.

   The proposal to allow the Fund to employ other investment advisers without a shareholder vote is subject to certain conditions. The first condition is that Fund shareholders must approve this grant of authority to the Board of Directors/Trustees. Second, this proposal may be implemented only if the Fund is permitted to rely on an exemptive order previously issued by the Securities and Exchange Commission or receives a new exemptive order authorizing the arrangement.

   Subject to satisfaction of these two conditions, which cannot be assured, the Manager would be permitted, with Board approval but without further shareholder approval, to employ new investment advisers for a Fund, change the terms of a Fund's investment advisory agreements or enter into new investment advisory agreements with existing advisers. Shareholders would be notified of any changes in advisers or of any material amendments to advisory agreements. Shareholders of a Fund would continue to have the right to terminate an investment advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of the Fund.

Borrowing

   All Funds (except Prudential Total Return Bond Fund, Inc.). If approved by shareholders, each applicable Fund's investment restriction regarding borrowing would be modified to allow borrowing of up to 33 1/3% of a Fund's total assets and to delete the requirement that such borrowing can be made only from banks.

Investment in Securities of Other Investment Companies

   All Funds (except Prudential Total Return Bond Fund, Inc.). If approved by shareholders, each applicable Fund's investment restriction regarding the purchase of shares of investment companies would be modified to permit each Fund to invest in the shares of other registered investment companies as permitted under applicable law or by an order of the Commission. To the extent that a Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

Securities Lending

   All Funds (except Prudential Total Return Bond Fund, Inc.). If approved by shareholders, each applicable Fund's investment restriction regarding securities lending would be modified to permit each

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Fund to make loans of portfolio securities in amounts up to 33 1/3% of the
Fund's total assets and as permitted by an order of the Commission.

OTHER MATTERS
Prudential Municipal Series Fund and Prudential Government Securities Trust.

   Shareholders of Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Series, Massachusetts Money Market Series, North Carolina Series and Ohio Series) and Prudential Government Securities Trust (Short-Intermediate Term Series) are each expected to vote on a proposal to merge their Series into another Prudential mutual fund prior to the shareholder meetings described above. If shareholders of these Series do not approve the proposed merger, shareholders of those Series will likely be solicited to vote on the matters described above under 'ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS'.

   Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectus to which this Supplement relates.

Name of Fund                                  Prospectus Date
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Prudential California Municipal Fund
   California Series                          December 23, 1999
   California Income Series                   December 23, 1999
   California Money Market Series             December 23, 1999
Prudential Government Income Fund, Inc.       May 4, 2000
Prudential Government Securities Trust
   Money Market Series                        January 31, 2000
   Short-Intermediate Term Series             January 31, 2000
   U.S. Treasury Money Market Series          January 31, 2000
Prudential High Yield Fund, Inc.              March 3, 2000
Prudential High Yield Total Return Fund,
   Inc.                                       June 5, 2000
Prudential Municipal Bond Fund
   High Income Series                         June 30, 2000
   Insured Series                             June 30, 2000
Prudential Municipal Series Fund
   Connecticut Money Market Series            December 23, 1999
   Florida Series                             December 23, 1999
   Massachusetts Series                       December 23, 1999
   Massachusetts Money Market Series          December 23, 1999
   New Jersey Series                          December 23, 1999
   New Jersey Money Market Series             December 23, 1999
   New York Series                            December 23, 1999

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Name of Fund                                  Prospectus Date
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   New York Money Market Series               December 23, 1999
   North Carolina Series                      December 23, 1999
   Ohio Series                                December 23, 1999
   Pennsylvania Series                        December 23, 1999
Prudential National Municipals Fund, Inc.     March 3, 2000
Prudential Short-Term Corporate Bond Fund,
   Inc.                                       May 1, 2000
Prudential Total Return Bond Fund, Inc.       May 12, 2000